PETROHAWK [LOGO GOES HERE]
                               ENERGY CORPORATION









JULY 14, 2003

VIA EMAIL AND OVERNIGHT DELIVERY

MI MIKE NEWPORT PRESIDENT
MAINLAND   RESOURCES, INC
117314  SH  249,  SUITE  306
HOUSTON, TEXAS 77064


RE   LETTER AGREEMENT  RELATING  TO  DEVELOPMENT  OF  ACREAGE  IN DESOTO PARISH,
     LOUISIANA


DEAR MR. NEWPORT:

PETROHAWK ENERGY CORPORATION AND/OR ITS AFFILIATES (HEREINAFTER REFERRED TO AS "HAWK") IS PLEASED TO PROVIDE YOU THIS "LETTER AGREEMENT" SETTING FORTH OUR UNDERSTANDING OF A JOINT DEVELOPMENT PROJECT BETWEEN MAINLAND RESOURCES INC AND/OR ITS AFFILIATES ( MAINLAND) AND HAWK. IT IS OUR INTENT THAT THIS LETTER AGREEMENT SHALL BE BINDING ON BOTH PARTIES TO THE EXTENT SET FORTH HEREIN.

HAWK HAS UTILIZED INFORMATION PROVIDED BY MAINLAND FOR PURPOSES OF MAKING THIS OFFER. THIS PROPOSAL IS BASED ON THE ASSUMPTION THAT MAINLAND OWNS ALL RIGHTS TO ALL DEPTHS BELOW THE BASE OF THE COTTON VALLEY FORMATION (WHICH SHALL INCLUDE THE HAYNESVILLE SHALE FORMATION,) PURSUANT TO THE OIL AND GAS LEASES (TOTALING APPROXIMATELY 2,695 NET ACES.) AS DESCRIBED ON EXHIBIT A (THE 'LEASES') AND OWNS AT LEAST A 75.00% NET REVENUE INTEREST IN THE LEASES HAWK WILL BE SUBJECT TO THE TERMS OF THAT CERTAIN LETTER AGREEMENT DATED DECEMBER 11, 2007 BY AND BETWEEN PERMIAN BASIN ACQUISITION FUND AND KINGSLEY RESOURCES INC (THE 'PERMIAN-KINGSLEY AGREEMENT") PARAGRAPH 6 TO THE PERMIAN-KINGSLEY AGREEMENT CREATED AN AMI CONSISTING OF SECTIONS 11 12.13.14.15.16 20 21.22.23 OF T13N-RMW AND SECTION 7, T13N-R13W DESOTO PARISH LOUISIANA THE AMI SHALL BE FOR A TERM OF SIX YEARS FROM DECEMBER 11, 2007. IN THE EVENT ANY ADDITIONAL LEASES ARE ACQUIRED BY MAINLAND (SUCCESSOR IN TITLE) TO KINGSLEY RESOURCES INC. PETROLEUM BASIN ACQUISITION FUND WILL RECEIVE A 2% ORRI. HAWK AND MAINLAND WILL ENTER INTO AN AMI COVERING THIS SAME AREA.

MAINLAND AND HAWK HAVE AGREED TO THE FOLLOWING

         1. ASSETS TO BE TRANSFERRED TO HAWK BY MAINLAND. MAINLAND WILL TRANSFER 60% OF THE LEASES TO HAWK AT CLOSING BUT ONLY AS THE LEASES RELATE TO ALL DEPTHS BELOW THE BASE OF THE COTTON VALLEY FORMATION. THIS TRANSFER WILL INCLUDE 60% OF MAINLAND'S INTEREST IN RIGHTS OF WAY EASEMENTS SERVITUDES AND 60% OF ALL CONTRACT RIGHTS AND ALL OTHER



                  1000 Louisiana. Suite 5600 Houston. TX 7 7002
                       Ph. 032 204 2700 Fax: 032 204 2800

MR. MIKE NEWPORT
MAINLAND RESOURCES, INC.
PAGE 2


              RELATED REAL PROPERTY PERTAINING TO THE OWNERSHIP OF SUCH PROPERTIES, INCLUDING ANY OVERRIDING ROYALTY INTEREST, FEE INTEREST, NET PROFITS INTEREST, PRODUCTION PAYMENTS, REVERSIONARY INTERESTS AND OTHER INTERESTS IN THE OIL AND GAS IN PLACE OR THE PRODUCTION THEREOF FROM THE AFFECTED LANDS. COLLECTIVELY, THE ASSETS TO BE TRANSFERRED MAY BE REFERRED TO HEREIN AS "ACQUIRED
              PROPERTIES". HAWK WILL BE ALLOWED TO COPY ALL LEASE, TITLE AND OTHER FILES RELATED TO THE ACQUIRED PROPERTIES. MAINLAND WILL RETAIN ALL RIGHTS ABOVE THE BASE OF THE COTTON VALLEY FORMATION.

         2. CARRIED INTEREST OBLIGATION. IN CONSIDERATION OF THE TRANSFERS SET FORTH IN PARAGRAPH 1 ABOVE, HAWK WILL PAY 100% OF ALL COSTS (AS SUCH COSTS RELATE TO THE INTERESTS OWNED BY HAWK AND MAINLAND) ASSOCIATED WITH THE FIRST WELL DRILLED BELOW THE BASE OF THE COTTON VALLEY FORMATION ON THE LEASES. THE FIRST WELL (GRIFFITH #1-H) WILL BE LOCATED 330 FNL & 510 FWL IN SECTION 11. T13N-R14W. HAWK WILL ATTEMPT TO DRILL A 4575' LATERAL TO A BOTTOM HOLE LOCATION AT 380 FWL AND 380 FSL IN SECTION 11. THE LOCATION PLAT DESCRIBING THE INITIAL SURFACE LOCATION AND LATERAL ARE ATTACHED HERETO AS EXHIBIT B. SUCH COSTS SHALL INCLUDE, BUT NOT BE LIMITED TO, DRILLING, COMPLETING, TITLE OPINIONS AND FRACTURE STIMULATING AND SHALL INCLUDE ALL COSTS UP TO AND INCLUDING THE PIPELINE CONNECTION, IN ADDITION, HAWK WILL PAY 80% OF ALL COSTS (AS SUCH COSTS RELATE TO THE INTERESTS OWNED BY HAWK AND MAINLAND) OF THE SECOND WELL DRILLED ON THE LEASES BELOW THE BASE OF THE COTTON VALLEY FORMATION AND MAINLAND SHALL PAY 20% OF SUCH COSTS. FOR THE THIRD AND ALL SUBSEQUENT WELLS DRILLED ON THE LEASES BELOW THE BASE OF THE COTTON VALLEY FORMATION, HAWK SHALL PAY 60% AND MAINLAND SHALL PAY 40% OF SUCH COSTS (AS SUCH COSTS RELATE TO THE INTERESTS OF HAWK AND MAINLAND). HAWK WILL ATTEMPT TO LOG ALL DEPTHS IN AND TO EACH WELL DRILLED AND PROVIDE THE RESULTS OF ALL LOGS TO MAINLAND. MAINLAND WILL PAY FOR THE INCREMENTAL COST OF LOGGING THE ZONES ABOVE THE BASE OF THE COTTON VALLEY FORMATION.

         3. ASSIGNMENT. MAINLAND, AT CLOSING, SHALL CONVEY THE ACQUIRED PROPERTIES TO HAWK BY A MUTUALLY ACCEPTABLE ASSIGNMENT AND BILL OF SALE, WHICH SHALL INCLUDE A SPECIAL WARRANTY OF TITLE, DEFENDING AGAINST ANY PERSON CLAIMING BY. THROUGH OR UNDER MAINLAND, BUT NOT OTHERWISE.

         4.   LIENS  AND   ENCUMBRANCES.   THE  ACQUIRED   PROPERTIES  SHALL  BE
              TRANSFERRED FROM MAINLAND TO HAWK FREE AND CLEAR OF ALL LIENS, MORTGAGES, RIGHTS OF REASSIGNMENT, REVERSIONARY RIGHTS, CALLS ON PRODUCTION, PREFERENTIAL RIGHTS, CONSENTS TO ASSIGN, TAXES (OTHER THAN THOSE FOR THE CURRENT YEAR), OBLIGATIONS (INCLUDING
              DELINQUENT OPERATING EXPENSES), CLAIMS, SUITS, OR ANY OTHER ENCUMBRANCES.

         5. EFFECTIVE DATE. CLOSING AND OPERATIONS POST CLOSING. THE EFFECTIVE DATE OF THE CONVEYANCE OF THE ACQUIRED PROPERTIES SHALL BE AT 7:00 A.M. LOCAL TIME ON THE CLOSING DATE (THE "EFFECTIVE DATE"). REVENUES AND EXPENSES, AND ALL BENEFITS, BURDENS AND OBLIGATIONS, ATTRIBUTABLE TO THE ACQUIRED PROPERTIES SHALL BE PRO-RATED AS OF THE EFFECTIVE DATE. THE PARTIES WILL USE THEIR BEST EFFORTS TO CLOSE NO LATER THAN JULY 31, 2008 (THE "CLOSING"). THE PARTIES WILL JOINTLY DEVELOP THE LEASES BELOW THE BASE OF THE COTTON VALLEY FORMATION. HAWK (OR ITS AFFILIATE) WILL BE DESIGNATED
              OPERATOR BY THE PARTIES AND THE PARTIES AGREE TO ENTER INTO AN A.A.P.L. FORM 610 MODEL FORM OPERATING AGREEMENT -- 1982 (THE "OPERATING AGREEMENT"). THE BLANK IN ARTICLE VI (DEALING WITH OPERATIONS BY LESS THAN ALL PARTIES) SHALL BE FILLED IN WITH 500%. IF


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MR, MIKE NEWPORT
MAINLAND RESOURCES, INC.
PAGE 3


              MAINLAND OR HAWK DOES NOT PARTICIPATE IN THE FIRST WELL IN A DESIGNATED UNIT IT WILL FORFEIT ITS RIGHTS TO PARTICIPATE IN ALL SUBSEQUENT WELLS IN THAT UNIT. HAWK WILL USE ITS REASONABLE BEST EFFORTS TO CAUSE A WELL TO BE SPUD IN SECTION 11 OF T13N R14W NO LATER THAN SEPTEMBER 30. 2008. IN THE EVENT HAWK DOES NOT SPUD THE WELL ON OR BEFORE THIS DATE, HAWK WILL REASSIGN ALL RIGHTS PREVIOUSLY ASSIGNED BY MAINLAND TO HAWK IN PARAGRAPH 1 ABOVE.

         6.   CONFIRMING  DUE  DILIGENCE.   HAWK  WILL  CONDUCT  CONFIRMING  DUE
              DILIGENCE  WHICH  SHALL  INCLUDE,   BUT  NOT  BE  LIMITED  TO  THE
              FOLLOWING:

              A. CONFIRMATION OF THE MARKETABILITY OF TITLE (INCLUDING VERIFICATION OF HBP LEASES BEING IN FULL FORCE AND EFFECT). IF, IN THE REASONABLE OPINION OF HAWK, MAINLAND DOES NOT OWN MARKETABLE TITLE TO AT LEAST A 75.00% NET REVENUE INTEREST IN AT LEAST 2,000 NET ACRES WHICH ARE INCLUDED IN THE LEASES, HAWK, AT ITS OPTION MAY TERMINATE THIS LETTER AGREEMENT AND NEITHER PARTY SHALL HAVE ANY FURTHER OBLIGATIONS TO THE OTHER HEREUNDER.

              B. REVIEW OF ALL LEASE AGREEMENTS (INCLUDING LEASE EXPIRATIONS, SURFACE ACCESS RESTRICTIONS AND DRILLING COMMITMENTS, IF ANY), UNIT AGREEMENTS, AND OTHER CONTRACTS APPLICABLE TO THE ACQUIRED PROPERTIES. HAWK'S OBLIGATIONS HEREUNDER SHALL BE SUBJECT TO ITS REASONABLE APPROVAL OF THE LEASE AGREEMENTS AND OTHER MATERIAL AGREEMENTS AFFECTING THE ACQUIRED PROPERTIES,

              C. OTHER ACTS OF DUE DILIGENCE APPROPRIATE TO THE TRANSACTION AS MUTUALLY AGREED BETWEEN THE PARTIES.

         7. COOPERATION AND EXCLUSIVITY. HAWK AND MAINLAND WILL COOPERATE IN GOOD FAITH AND PROCEED EXPEDITIOUSLY IN THE PREPARATION OF ALL DOCUMENTS NECESSARY TO CONSUMMATE THE TRANSACTION CONTEMPLATED HEREBY. MAINLAND AGREES THAT AFTER EXECUTION OF THIS LETTER AGREEMENT, AND FOR SO LONG AS IT IS IN EFFECT, IT WILL NOT DIRECTLY OR INDIRECTLY SOLICIT OR ENTERTAIN ANY OTHER OFFER TO ACQUIRE THE ACQUIRED PROPERTIES OR ENTER INTO ANY NEGOTIATION OR AGREEMENT THAT PROVIDES FOR THE JOINT DEVELOPMENT OF THE ACQUIRED PROPERTIES.

         8. ACCESS TO DATA. MAINLAND AGREES TO PROVIDE HAWK REASONABLE ACCESS IN MAINLAND'S OFFICE TO THE BOOKS AND RECORDS OF MAINLAND PERTAINING TO THE ACQUIRED PROPERTIES PROMPTLY AFTER EXECUTION OF THIS LETTER AGREEMENT.

         9. CONFIDENTIALITY. IT IS UNDERSTOOD AND AGREED THAT THIS LETTER AGREEMENT AND ITS SUBSTANCE SHALL REMAIN CONFIDENTIAL BY AND BETWEEN MAINLAND AND HAWK AND SHALL NOT BE DISCLOSED TO ANY THIRD PARTIES, OTHER THAN THOSE PERSONS WHO HAVE A CONFIDENTIAL RELATIONSHIP WITH MAINLAND OR HAWK, ALL OF WHOM SHALL AGREE TO BE BOUND BY THIS CONFIDENTIALITY OBLIGATION. ANY PUBLIC ANNOUNCEMENT OF THE PROPOSED TRANSACTION BY EITHER PARTY SHALL BE APPROVED IN ADVANCE BY THE OTHER PARTY.

         10. COUNTERPARTS. THIS LETTER AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS EACH OF WHICH WILL BE DEEMED TO BE AN ORIGINAL BUT ALL OF WHICH SHALL BE DEEMED ONE AND THE SAME DOCUMENT.

MR. MIKE NEWPORT
MAINLAND RESOURCES, INC.
PAGE 4


         11. GOVERNING LAW. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. THE PARTIES HERETO HEREBY CONSENT TO THE JURISDICTION AND VENUE OF THE COURTS OF HARRIS COUNTY, TEXAS.

         12.  EXPENSES.   EACH  PARTY  WILL  PAY  ITS  OWN  EXPENSES  AND  COSTS
              INCIDENTAL TO THE NEGOTIATION AND COMPLETION OF THE TRANSACTION, INCLUDING LEGAL AND ACCOUNTING FEES.

         13. MAINTENANCE OF LEASES HELD BY PRODUCTION. THE PARTIES RECOGNIZE THAT SOME OF THE LEASES ALLOW FOR OPERATIONS BELOW THE BASE OF THE COTTON VALLEY FORMATION BECAUSE OF PRODUCTION FROM WELLS ABOVE THE BASE OF THE COTTON VALLEY FORMATION. BEFORE MAINLAND ABANDONS ANY SUCH WELL IT WILL GIVE WRITTEN NOTICE TO HAWK OF ITS INTENTION TO DO SO AT LEAST 30 DAYS IN ADVANCE AND HAWK SHALL HAVE THE OPTION TO ELECT TO TAKE OVER OWNERSHIP AND OPERATION OF SUCH WELL BY GIVING WRITTEN NOTICE TO MAINLAND WITHIN 10 DAYS OF THE NOTICE RECEIVED FROM MAINLAND. IF HAWK SO ELECTS, IT WILL INDEMNIFY
              MAINLAND FROM ANY AND ALL LIABILITY ASSOCIATED WITH THE WELL INCLUDING BUT NOT LIMITED TO PLUGGING AND ABANDONMENT LIABILITY.

         14.  MARKETING  OF  PRODUCTION.   HAWK  AGREES  TO  GATHER  AND  MARKET
              MAINLAND'S PRODUCTION FROM ABOVE THE BASE OF THE COTTON VALLEY FORMATION, PURSUANT TO A MUTUALLY ACCEPTABLE AGREEMENT.

IF YOU AGREE WITH THE PROVISIONS CONTAINED IN THIS LETTER AGREEMENT, PLEASE INDICATE BY SIGNING AND RETURNING THE DUPLICATE COPY OF THIS LETTER TO THE UNDERSIGNED. THE RETURN OF EXECUTED DOCUMENTS BY FACSIMILE TRANSMISSION OR ELECTRONIC MAIL SHALL BE EFFECTIVE BETWEEN THE PARTIES AND SHALL BE FOLLOWED BY RETURN OF EXECUTED ORIGINALS. IF HAWK HAS NOT RECEIVED A WRITTEN RESPONSE TO THIS OFFER ON OR BEFORE JULY 16, 2008 AT 5:00 P.M., CDT, THIS OFFER WILL EXPIRE.

SINCERELY,

PETROHAWK ENERGY CORPORATION


/s/  STEVE W. HEROD

STEVE W. HEROD
EXECUTIVE VICE PRESIDENT - CORPORATE DEVELOPMENT

MR. MIKE NEWPORT
MAINLAND RESOURCES, INC.
PAGE 5


AGREED TO AND ACCEPTED THIS 14TH DAY OF JULY, 2003


MAINLAND RESOURCES INC.

/s/ MICHAEL J. NEWPORT
_________________________

NAME:   MICHAEL J NEWPORT
TITLE:  PRESIDENT

                                    EXHIBIT A


LETTER AGREEMENT DATED JULY 14.2008 BY AND BETWEEN PETROHAWK ENERGY CORPORATION
   AND MAINLAND RESOURCES, INC. EAST HOLLY PROSPECT DESOTO PARISH, LOUISIANA



                  [DETAILED GRID OF PROSPECT ACRES GOES HERE]

                                   EXHIBIT B


                                [MAP GOES HERE]